LITMAN GREGORY FUNDS TRUST

Supplement dated June 17, 2016 to

Prospectus of the Litman Gregory Funds Trust

dated April 30, 2016, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Pictet Asset Management Limited is added as a sub-advisor, and Fabio Paolini and Benjamin (Ben) Beneche are added as portfolio managers, to the Litman Gregory Masters International Fund. The effective start date is expected to be June 30, 2016.

The following information replaces the table in the section entitled “Summary Section-Management” on page 7 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Investment Advisor	Portfolio Manager	Managed the International Fund Since:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

Sub-Advisor	Portfolio Manager	Managed the International Fund Since:
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	James LaTorre, CFA, Portfolio Manager	2007
Pictet Asset Management Limited	Fabio Paolini, CFA, Portfolio Manager, Head of EAFE Equities	2016
	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Senior Investment Manager	2016
Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

The following information replaces the first, sixth and seventh paragraphs and the table in the section entitled “Litman Gregory Masters International Fund-Sub-Advisors” on pages 34 and 35 of the Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

The International Fund’s five sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 40 and 75 securities.

The following table provides a description of the International Fund’s five sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David G. Herro, CFA Harris Associates L.P.	20%	All sizes but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	20%	All sizes	Blend
Howard Appleby, CFA Jean-Francois Ducrest James LaTorre, CFA Northern Cross, LLC	20%	Mostly large- and mid-sized companies	Blend
Fabio Palolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management Limited	20%[1]	All sizes	Blend
W. Vinson Walden, CFA Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

[1]	Pictet will be initially funded with a 10% allocation of assets, which is expected to grow to the full 20% allocation over the next 12 months. The other four managers may be over-allocated relative to their respective targets during this transitional period.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Harris Associates L.P.” on page 35 of the

Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 20% of the International Fund’s assets are managed by Herro.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Lazard Asset Management LLC” on page 36 of the

Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 20% of the International Fund’s assets are managed by Little.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Northern Cross, LLC” on page 37 of the

Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 20% of the International Fund’s assets are managed by Northern Cross.

The following information replaces the first sentence of the second paragraph in the section titled “Litman Gregory Masters International Fund Portfolio Managers-Thornburg Investment Management, Inc.” on page 37 of the

Prospectus dated April 30, 2016, as supplemented:

(Changes are in boldface and underlined)

Approximately 20% of the International Fund’s assets are managed by Thornburg.

The following is added to the section titled “Litman Gregory Masters International Fund Portfolio Managers” following the description of Thornburg Investment Management, Inc. on page 38 of the

Prospectus dated April 30, 2016, as supplemented:

Fabio Palolini, CFA

Benjamin (Ben) Beneche, CFA

Pictet Asset Management Limited

120 London Wall

Moor House – Level 11

London, United Kingdom

EC2Y 5ET

Fabio Palolini and Benjamin (Ben) Beneche are the co-portfolio managers to the segment of the International Fund’s assets managed by Pictet Asset Management (“Pictet”).

Paolini joined Pictet in 1997 and is Head of EAFE Equities in the Developed Equities team, with a focus on European Equities. Palolini began his career in Pictet & Cie’s Financial Research Department in 1994, initially in the Economics team and then in the European equities research team. Palolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a Chartered Financial Analyst (CFA) charterholder.

Beneche joined Pictet in 2008 and is a Senior Investment Manager in the EAFE Equities team with a specific focus on Japanese Equities. Beneche began his career as a graduate within PAM Equities then as a Junior Investment Manager on the Global Equities fund with an emphasis on the energy sector. Beneche graduated with a first class honors degree in Economics and Economic History from the University of York. He is also Chartered Financial Analyst (CFA) charterholder.

Approximately 20% of the International Fund’s assets are managed by Pictet.

Paolini wants companies to be able to generate free cash flow in the future. (Free cash is cash a business has at hand and broadly speaking is calculated by adding depreciation and amortization to net income and subtracting capital expenditures.) In addition, Paolini wants a company to have good opportunities to reinvest this free cash and do so in a profitable manner, i.e., generate high returns on capital, in order to compound investment returns for shareholders. When looking at free cash flow (FCF), Paolini and team focus on what free cash a company can generate on a normalized basis. The period over which the team may expect normalization to happen varies by business model and is also dependent on the stage of the business and economic cycle a company may be operating in at any point in time. For example, in the event the team expects a business model to attain normal sales growth, margin, and capital expenditures over the next three years, the team’s task would be to estimate those free cash flows three years from now and discount them back to the present to assess what “normalized” FCF yield (FCF/stock price) the company’s stock is offering (we will discuss the relevance of FCF yield in buy and sell decisions further below). The discount rate used is the company’s cost of equity.

Assessing whether a company has good reinvestment opportunities in front of it is typically a function of what sales growth it can achieve and its pricing power. So the team assesses what organic and inorganic growth opportunities are available to the company and whether the company has a competitive advantage versus its peers. The combination of higher sales growth and superior pricing power helps generate higher profitability and, therefore, high returns on capital. How company management will allocate capital is also important in understanding whether a company can generate high returns on capital.

The consistency of generating high returns on capital is also important. Typically, a company that is relatively less cyclical (i.e., less impacted by economic cycles), has good reinvestment opportunities, and is run by capable management has a higher likelihood of consistently generating high returns. These companies Paolini calls compounders and they are most attractive to him in terms of their business-model attributes because these companies compound shareholder value at a faster rate than cyclical companies. To assess valuation for compounders, in addition to normalized FCF yield assessment, Paolini and team will also look at discounted cash flow modeling as that incorporates the cash flows a company is likely to generate beyond what the team considers to be a normalized or forecastable time frame. Paolini says for compounders it’s essential to look at DCF-type metrics to capture the long-term compounding effects of their superior growth and return-on-capital profile relative to more cyclical business models.

In the case of more cyclical business models, there is greater variability in free-cash generation, so balance-sheet quality assumes greater importance in the team’s overall analysis. In addition, for cyclical business models the valuation hurdle prior to purchase is typically higher than in the case of compounders. For example, the target normalized FCF yield (i.e., the sell target yield) for a relatively high-growth and high return-on-capital compounding business could be as low as around 5%, while for a riskier, cyclical business model with lower growth and return on capital this target yield could be 10%, or higher in some cases (such as in the case of oil- or commodity-related business models). Ultimately, the target yield at which a company’s stock would be sold is a function of Paolini and Beneche’s assessment of its business model. The difference between this target yield and the current yield (based on current price) indicates the potential upside there might be in a stock.

When constructing portfolios, their stock weightings are a function of the amount of upside in a stock, conviction in the business model and in the investment case, the downside risk in the business model, and liquidity. In addition, Paolini and Beneche aim to diversify “investment drivers” or common risk factors. For example, they do not want the portfolio to be overly exposed to external factors, such as oil, economic growth in a country or region, or rising or falling interest rates. Stocks are sold when they reach their price targets or target yield, or when there are better opportunities, or when the investment pillars on which the initial purchase was based are no longer valid. In the case of the Litman Gregory Masters International Fund, all of these portfolio-management considerations will apply.

Please keep this Supplement with your Prospectus.

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